BGSF, Inc. Reports Third Quarter 2026 Financial Results

DALLAS, Texas – (November 4, 2026) – BGSF, Inc. (NYSE: BGSF), a leading provider of workforce solutions for the specialized Property Management industry, today reported financial results for the third fiscal quarter ended September 27, 2026.

Q3 2026 Highlights from Continuing Operations

•Revenues were $25.1 million for Q3, compared to $26.9 million from prior year quarter, driven by lower billable hours in the current year compared to prior year.
•Gross profit was $9.1 million for Q3, compared to $9.7 million in prior year quarter, which is in line with revenues.
•Net income was $0.1 million, or $0.01 per diluted share for Q3, compared to a net loss of $3.1 million, or $0.28 per diluted share in the prior year quarter. The improvement was primarily driven by a reduction in selling, general, and administrative expenses and interest expense.
•Adjusted EBITDA1 was $0.9 million (3% of revenues) in Q3, compared to adjusted EBITDA of $1.0 million (4% of revenues) in the prior year quarter.
•Adjusted EPS1 was $0.09 for Q3, compared with Adjusted EPS1 of $0.08 in the prior year quarter.

SUMMARY OF FINANCIAL RESULTS FROM CONTINUING OPERATIONS
(dollars in thousands, except per share) (unaudited)

	For the Thirteen Week Periods Ended
	September 27, 2026	September 28, 2025
Revenues	$25,129	$26,895
Gross profit	$9,083	$9,660
Gross profit percentage	36.1%	35.9%
Operating income (loss)	$206	$(937)
Net income (loss)	$94	$(3,078)
Net income (loss) per diluted share	$0.01	$(0.28)
Non-GAAP Financial Measures:
Adjusted EBITDA[1]	$858	$980
Adjusted EBITDA Margin (% of revenue)[1]	3.4%	3.6%
Adjusted EPS[1]	$0.09	$0.08
1 Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures as defined and reconciled below.

Co-Chief Executive Officer and Chief Financial Officer, Keith Schroeder, said, “While revenue remained pressured by cautious customer spending, our focus on expense management and operational efficiency enabled us to sustain profitability and maintain a strong balance sheet. We believe the cost reduction measures implemented during the year, coupled with ongoing investments in strategic initiatives, provide a balanced approach to managing near-term market challenges while positioning BGSF for long-term value creation.”

Co-Chief Executive Officer and Property Management President, Kelly Brown, commented, “While customer spending remains cautious, we continue to execute on initiatives that strengthen our business, improve productivity, and enhance the experience we deliver to both clients and candidates. We are encouraged by the growth of our PropTech platform and the progress we are making with AI-enabled recruiting and operational enhancements, which we believe position BGSF to emerge stronger as multifamily market conditions continue to stabilize.”

Conference Call
BGSF will discuss its third quarter 2026 financial results during a conference call and webcast at 9:00 a.m. ET on November 5, 2026. Interested participants may dial 1-800-715-9871 (Toll Free) or 1-646-307-1963 (International) and ask to be included in the BGSF call. A call replay will be available until November 12, 2026. To access the replay, please dial 1-855-669-9658 (Toll Free), or 1-412-317-0088 (International) and enter access code 2453258. The live webcast and archived replay are accessible from the investor relations section of the Company’s website at https://investor.bgsf.com/events-and-presentations/default.aspx

About BGSF

BGSF provides best-in-class property management resources and solutions to growing apartment and luxury communities, as well as commercial properties, and was awarded Supplier Company of the Year by the National Apartment Association in recent years. Through its exclusive and semi-exclusive agreements with some of the largest property management companies in North America, BGSF offers differentiated advantages to clients, including trained talent and unique technological platforms that seek to maximize efficiencies in the growing residential and commercial leased property industries. For more information on the Company and its services, please visit its website at www.bgsf.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding BGSF’s expectations, hopes, beliefs, intentions, plans, prospects, or strategies regarding the future revenue and the business plans of BGSF’s management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “endeavor,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on certain assumptions and analyses made by the management of BGSF considering their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on BGSF as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting BGSF will be those anticipated. These forward-looking statements involve a number of risks, uncertainties, or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the mix of services or solutions utilized by BGSF’s client partners and such client partners’ needs for these services or solutions, market acceptance of new offerings of services or solutions, the ability of BGSF to expand what it does for existing client partners as well as to add new client partners, whether BGSF will have sufficient capital to operate as anticipated, the impact of the use of AI-powered technologies and the timing of their availability, the impact of our strategic initiatives and cost reductions, the demand for BGSF’s services and solutions, economic activity in BGSF’s industry and in general, and certain risks, uncertainties, and assumptions described in BGSF’s most recently filed Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. BGSF undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as may be required under applicable securities laws.

CONTACT:
Latoya Johnson
ir@BGSF.com 972.692.2400

Source: BGSF, Inc.

UNAUDITED CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)

	September 27, 2026	December 28, 2025
ASSETS
Current assets
Cash and cash equivalents	$9,302	$19,018
Short-term investments	8,622	—
Accounts receivable (net of allowance for credit losses of $982 and $1,156, respectively)	13,974	11,898
Escrow receivable	750	4,950
Prepaid expenses	1,230	1,126
Other current assets	1,381	1,458
Total current assets	35,259	38,450

Property and equipment, net	199	244

Other assets
Deposits	1,918	1,938
Software as a service, net	2,581	3,002
Deferred income taxes, net	9,404	9,496
Right-of-use asset - operating leases, net	575	630
Intangible assets, net	2,580	3,003
Goodwill	1,074	1,074
Total other assets	18,132	19,143
Total assets	$53,590	$57,837
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$459	$503
Accrued payroll and expenses	5,035	4,441
Transition services payable	855	3,064
Income taxes payable	22	76
Note payable	—	449
Severance payable, current portion	194	392
Lease liabilities, current portion	408	409
Total current liabilities	6,973	9,334

Severance payable, less current portion	—	100
Lease liabilities, less current portion	213	298
Total liabilities	7,186	9,732

Commitments and contingencies

Preferred stock, $0.01 par value per share, 500,000 shares authorized, -0- shares issued and outstanding	—	—
Common stock, $0.01 par value per share; 19,500,000 shares authorized 11,279,222 and 11,227,197 shares issued, respectively, and 10,664,785 and 10,872,067 outstanding, respectively	113	112
Additional paid in capital	72,039	71,445
Accumulated deficit	(22,835)	(21,874)
Treasury stock of 614,437 and 355,130 shares, respectively	(2,913)	(1,578)
Total stockholders’ equity	46,404	48,105
Total liabilities and stockholders’ equity	$53,590	$57,837

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share and dividend amounts)

For the Thirteen and Thirty-nine Week Periods Ended September 27, 2026 and September 28, 2025

	Thirteen Weeks Ended		Thirty-nine Weeks Ended
	2026	2025	2026	2025
Revenues	$25,129	$26,895	$68,324	$71,284
Cost of services	16,046	17,235	43,913	45,654
Gross profit	9,083	9,660	24,411	25,630
Selling, general, and administrative expenses	8,718	10,223	26,451	31,804
Gain on contingent consideration	—	(450)	—	(450)
Depreciation and amortization	159	824	497	1,411
Operating income (loss)	206	(937)	(2,537)	(7,135)
Interest income (expense), net	38	(1,570)	272	(4,595)
Income (loss) before income taxes from continuing operations	244	(2,507)	(2,265)	(11,730)
Income tax (expense) benefit from continuing operations	(150)	(571)	136	1,461
Income (loss) from continuing operations	94	(3,078)	(2,129)	(10,269)
Income (loss) from discontinued operations:
Income	—	226	—	3,695
Gain (loss) on sale	250	(2,892)	1,168	(2,892)
Income tax expense	—	(68)	—	(804)
Net income (loss)	$344	$(5,812)	$(961)	$(10,270)

Net income (loss) per share - basic and diluted:
Net income (loss) from continuing operations	$0.01	$(0.28)	$(0.20)	$(0.93)
Net income (loss) from discontinued operations:
Income	—	0.02	—	0.34
Gain (loss) on sale	0.02	(0.26)	0.11	(0.26)
Income tax expense	—	—	—	(0.08)
Net income (loss) per share - basic and diluted	$0.03	$(0.52)	$(0.09)	$(0.93)

Weighted-average shares outstanding:
Basic	10,550	11,079	10,506	11,018
Diluted	10,565	11,079	10,506	11,018

Cash dividends declared per common share	$—	$2.00	$—	$2.00

PROPERTY MANAGEMENT SEGMENT
(dollars in thousands) (unaudited)

	Thirteen Weeks Ended		Thirty-nine Weeks Ended
	September 27, 2026	September 28, 2025	September 27, 2026	September 28, 2025
Contract field talent	$24,317	$26,341	$65,999	$69,619
Contingent placements	812	554	2,325	1,665
Revenue	25,129	26,895	68,324	71,284
Compensation and related	16,008	17,197	43,796	45,541
Other	38	38	117	113
Gross profit	9,083	9,660	24,411	25,630
Selling:
Compensation	4,253	4,349	12,853	12,469
Advertising, occupancy, and travel	470	472	1,406	1,297
Software, insurance, and professional fees	513	483	1,465	1,152
Other	206	368	720	2,577
Contributions to overhead	3,641	3,988	7,967	8,135
General and administrative:
Compensation	1,554	2,073	4,588	6,318
Software	577	750	1,801	2,197
Professional fees	434	131	1,405	1,334
Strategic alternatives review/restructuring	175	482	1,043	2,116
Other	536	1,115	1,170	2,344
Gain on contingent consideration	—	(450)	—	(450)
Depreciation and amortization	159	824	497	1,411
Operating income (loss)	206	(937)	(2,537)	(7,135)
Interest income (expense), net	38	(1,570)	272	(4,595)
Income tax (expense) benefit from continuing operations	(150)	(571)	136	1,461
Income (loss) from continuing operations	$94	$(3,078)	$(2,129)	$(10,269)

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

For the Thirty-nine Week Periods Ended September 27, 2026 and September 28, 2025

	2026	2025
Cash flows from operating activities
Net loss	$(961)	$(10,270)
Net income from discontinued operations	(1,168)	(2,891)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	73	86
Amortization	424	1,325
Software as a service	421	950
Loss on sale of discontinued operations	—	2,892
Loss on disposal of property and equipment	—	11
Contingent consideration adjustment	—	(450)
Amortization of debt issuance costs	—	1,022
Interest expense on note payable	—	235
Provision for credit losses	334	1,822
Share-based compensation	595	850
Deferred income taxes	92	(1,450)
Other non-cash items	(90)	—
Net changes in operating assets and liabilities:
Accounts receivable	(2,411)	(2,236)
Escrow receivable	4,200	(4,950)
Prepaid expenses	(105)	302
Other current assets	346	(516)
Deposits	20	73
Accounts payable	(44)	1,877
Accrued payroll and expenses	594	2,642
Transition services payable	(2,209)	1,474
Accrued interest	—	(223)
Income taxes receivable (payable)	(322)	323
Severance payable	(299)	—
Other current liabilities	—	1,940
Operating leases	(30)	(15)
Other long-term liabilities	—	3,406
Net cash used in continuing operating activities	(540)	(1,771)
Net cash provided by discontinued operating activities	—	227
Net cash used in operating activities	(540)	(1,544)
Cash flows from investing activities
Proceeds from business sold	1,168	91,528
Purchases of short-term investments	(20,436)	—
Proceeds from sale of short-term investments	8,897	—
Proceeds from redemptions of short-term investments	3,007	—
Capital expenditures	(28)	(122)
Net cash (used in) provided by continuing investing activities	(7,392)	91,406
Net cash used in discontinued investing activities	—	(193)
Net cash (used in) provided by investing activities	(7,392)	91,213

Cash flows from financing activities
Net payments under line of credit	—	(10,220)
Principal payments on long-term debt	—	(32,725)
Payment of convertible note	—	(4,368)
Issuance of ESPP shares	—	134
Note payable paid	(449)	(1,289)
Repurchase of common stock	(1,335)	—
Payments of debt issuance costs	—	(29)
Net cash used in financing activities	(1,784)	(48,497)
Net change in cash and cash equivalents	(9,716)	41,172
Less: net change in cash and cash equivalents, discontinued operations	—	34
Cash and cash equivalents, beginning of period	19,018	32
Cash and cash equivalents, end of period, continuing operations	$9,302	$41,170
Supplemental cash flow information:
Cash paid for interest	$58	$3,398
Cash paid for state taxes, net of refunds	$89	$535
Non-cash transaction: Dividends declared	$—	$22,400

NON-GAAP FINANCIAL MEASURES

The financial results of BGSF, Inc. are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission. To help the readers understand our financial performance, we supplement our GAAP financial results with Adjusted EBITDA and Adjusted EPS.

A non-GAAP financial measure is a numerical measure of a company's financial performance that excludes or includes amounts so as to be different from the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of a company. Adjusted EBITDA and Adjusted EPS are not measurements of financial performance under GAAP and should not be considered as alternatives to net income, net income per diluted share, operating income, or any other performance measure derived in accordance with GAAP, or as alternatives to cash flow from operating activities or measures of our liquidity. We believe that Adjusted EBITDA and Adjusted EPS are useful performance measures and are used by us to facilitate a comparison of our operating performance on a consistent basis from period-to-period and to provide for a more complete understanding of factors and trends affecting our business than measures under GAAP can provide alone.

We define “Adjusted EBITDA" as earnings before interest (income) expense, income taxes, depreciation and amortization expense, costs associated with the evaluation of potential strategic alternatives (“strategic alternatives review/restructuring”), software as a service costs, and certain non-cash expenses such as share-based compensation expense, as well as certain specific events that management does not consider in assessing our on-going operating performance.

We define “Adjusted EPS” as diluted earnings per share eliminating interest (income) expense, depreciation, and amortization expense, the strategic alternatives review/restructuring, software as a service costs, and certain non-cash expenses such as share-based compensation expense, as well as certain specific events that management does not consider in assessing our on-going operating performance, net of the respective income tax effect.

Reconciliation of Net Income (Loss)
to Adjusted EBITDA
(dollars in thousands)

	Thirteen Weeks Ended		Thirty-nine Weeks Ended
	September 27, 2026	September 28, 2025	September 27, 2026	September 28, 2025
Income (loss) from continuing operations	$94	$(3,078)	$(2,129)	$(10,269)
Income tax expense (benefit)	150	571	(136)	(1,461)
Interest (income) expense, net	(38)	1,570	(272)	4,595
Operating income (loss)	206	(937)	(2,537)	(7,135)
Depreciation and amortization	159	824	497	1,411
Gain on contingent consideration	—	(450)	—	(450)
Share-based compensation	178	545	595	850
Strategic alternatives review/restructuring	175	482	1,043	2,116
Software as a service[1]	140	516	421	950
Aged receivable adjustment	—	—	—	1,070
Adjusted EBITDA from continuing operations	858	980	19	(1,188)
Adjusted EBITDA Margin (% of revenue)	3.4%	3.6%	—%	(1.7)%
Income (loss) from discontinued operations	250	(2,734)	1,168	(1)
Adjustments to discontinued operations[2]	—	1,059	—	4,429
Adjusted EBITDA from discontinued operations	250	(1,675)	1,168	4,428
Adjusted EBITDA, net	$1,108	$(695)	$1,187	$3,240
1 We capitalize direct costs incurred in cloud computing implementation from hosting arrangements, which are reported as a Software as a service and are expensed in selling, general, and administrative expenses.
2 Adjusted EBITDA from discontinued operations for the thirteen and thirty-nine weeks ended September 28, 2025 includes $0.9 million and $3.6 million of depreciation and amortization, respectively, and $0.1 million and $0.8 million of income tax expense, respectively.

Reconciliation of Net Income (Loss) EPS to Adjusted EPS

	Thirteen Weeks Ended		Thirty-nine Weeks Ended
	September 27, 2026	September 28, 2025	September 27, 2026	September 28, 2025
Income (loss) from continuing operations per diluted share	$0.01	$(0.28)	$(0.20)	$(0.93)
Income tax expense (benefit)	0.01	0.05	(0.01)	(0.13)
Interest (income) expense, net	—	0.14	(0.03)	0.42
Operating income (loss)	0.02	(0.09)	(0.24)	(0.64)
Depreciation and amortization	0.02	0.07	0.05	0.13
Gain on contingent consideration	—	(0.04)	—	(0.04)
Share-based compensation	0.02	0.05	0.06	0.08
Strategic alternatives review/restructuring	0.02	0.04	0.10	0.19
Software as a service[1]	0.01	0.05	0.04	0.09
Aged receivable adjustment	—	—	—	0.10
Adjusted EPS from continuing operations	0.09	0.08	0.01	(0.09)
Adjusted EPS from discontinued operations	0.02	(0.16)	0.11	0.42
Adjusted EPS	$0.11	$(0.08)	$0.12	$0.33
1 We capitalize direct costs incurred in cloud computing implementation from hosting arrangements, which are reported as a Software as a service and are expensed in selling, general, and administrative expenses.